                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 10.7


                             VALUEVISION MEDIA, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

=============================================================================================================

Full Name of Optionee:
                                    James Gilbertson

-------------------------------------------------------------------------------------------------------------

No. of Shares Covered:     50,000                       Date of Grant:       11/30/2005

------------------------------------------------------- -----------------------------------------------------

Exercise Price Per Share:  $10.93                       Expiration Date:     11/30/2015

------------------------------------------------------- -----------------------------------------------------
Exercise Schedule:

                                         No. of Shares As to
       Initial Vesting                   Which Option Becomes                      Expiration
            Date                     Exercisable as of Such Date                      Date
            ----                     ---------------------------                      ----

         11/30/2006                            16,666                              11/30/2015

         11/30/2007                            16,667                              11/30/2015

         11/30/2008                            16,667                              11/30/2015

=============================================================================================================

This is a Stock Option Agreement (the "AGREEMENT") between ValueVision Media, Inc., a placeStateMinnesota corporation (the "COMPANY"), and the optionee identified above (the "OPTIONEE").

                                   BACKGROUND

         A. As an inducement to Optionee to enter into employment with the Company, the Company has determined to grant Optionee a non-statutory stock option (the "OPTION") upon the terms and subject to the conditions set forth in this Agreement.

         B. The Company hereby grants the Option to the Optionee under the following terms and conditions.

                              TERMS AND CONDITIONS

1. GRANT. The Optionee is granted on the date of grant specified above the Option to purchase the number of shares of the Company's Common Stock ("SHARES") specified at the beginning of this Agreement.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to the Option will be the exercise price specified at the beginning of this Agreement.

3. NON-STATUTORY STOCK OPTION. The Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

4. EXERCISE SCHEDULE. The Option will vest and become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule will be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, the Optionee or the person otherwise entitled to exercise the Option as provided herein may at any time, and from time to time, purchase all or any portion of the Shares then purchasable under the exercise schedule. The Option may also be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5.       EXPIRATION.

         (a) The Option will expire at 5:00 p.m. Central Time on the earliest of:

                  (1) the expiration date specified at the beginning of this Agreement;

                  (2) the expiration of the period after the termination of employment of the Optionee within which the Option can be exercised (as specified in Section 7 of this Agreement); or

                  (3)      the date (if any) fixed for cancellation under
                           Section 8.

         (b) In no event may anyone exercise the Option, in whole or in part, after it has expired, notwithstanding any other provision of this Agreement.

         (c) If the Option is exercised, and prior to the delivery of the certificate representing the Shares so purchased, the Board determines that Cause for termination existed, then the Company may rescind the Option exercise by the Optionee and the Option will terminate at the election of the Company.

6.       PROCEDURE TO EXERCISE OPTION.

         (a) Notice of Exercise. The Option may be exercised by delivering written notice of exercise to the Company at the principal executive office of the Company, to the attention of the Company's Secretary, in the form attached to this Agreement. The notice will state the number of Shares to be purchased, and will be signed by the person exercising the Option. If the person exercising the Option is not the Optionee, that person also must submit appropriate proof of the right to exercise the Option.

         (b) Tender of Payment. Upon giving notice of any exercise hereunder, the Optionee will provide for payment of the purchase price of the Shares being purchased through one or a combination of the following methods:

                  (1)      cash (including check, bank draft or money order);

                  (2) cancellation of indebtedness owed to the Optionee by the Company or any parent or subsidiary thereof; or

                  (3) to the extent permitted by law, through a broker-assisted cashless exercise in which the Optionee simultaneously exercises the Option and sells all or a portion of the Shares thereby acquired pursuant to a brokerage or similar relationship and uses the proceeds from such sale to pay the purchase price of such Shares.

                  The Optionee will not be permitted to pay any portion of the purchase price with Shares, or by authorizing the Company to retain Shares upon exercise of the Option, unless the Compensation Committee (the "Committee") of the Board of Directors (the "Board"), in its sole discretion, determines that payment in such manner is desirable

          (c) Delivery of Certificates. As soon as practicable after the Company receives the notice and purchase price provided for above, it will deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company will pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued will be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, no certificate for Shares distributable under the this Agreement will be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

         (d) For purposes of this Agreement, "FAIR MARKET VALUE" as of any date means:

                  (1) the closing price of a Share on the date immediately preceding that date or, if no sale of Shares will have occurred on that date, on the next preceding day on which a sale of Shares occurred

                                    (A)     on the principal United States
                                            Securities Exchange registered under
                                            the Exchange Act on which the Shares
                                            are listed, or

                                    (B)     if the Shares are not listed on any
                                            such exchange, on the National
                                            Association of Securities Dealers,
                                            Inc. Automated Quotation National
                                            Market System, or

                  (2) if clause (1) is inapplicable, the mean between the closing "BID" and the closing "ASKED" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a closing bid and asked quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or

                  (3) if clauses (1) and (2) are inapplicable, what the Committee (or the Board) determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

                  (4) If the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" will be deemed to be references to "that date."

7. TERMINATION OF RELATIONSHIP WITH THE COMPANY. The Option may be exercised only while the Optionee remains employed with the Company or a parent or subsidiary thereof, and only if the Optionee has been continuously so employed since the date the Option was granted; provided, that:

         (a) Involuntary Termination without Cause or Resignation for Good Reason. In the event of termination of the Optionee's employment relationship with the Company without Cause or for Good Reason (as defined in the Vice President Change of Control Agreement or successor agreement in effect at such time), the Optionee may, but only within twelve (12) months of the date of such termination (but in no event later than the expiration date of the term of this Option), exercise this Option. If the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         (b) Voluntary Termination or Termination with Cause. In the event of termination of the Optionee's employment relationship with the Company as a result of a voluntary termination or termination with Cause (as defined in the Vice President Change of Control Agreement or successor agreement in effect at such time), the Optionee may, but only within ninety (90) days of the date of such termination (but in no event later than the expiration date of the term of this Option), exercise this Option. If the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

          (c) Event. If the Optionee's employment terminates after a declaration made under Section 8 in connection with an Event, the Option may be exercised at any time permitted by such declaration.

         (d)      Death or Disability. The Option may be exercised for twelve
                  (12) months after termination of the Optionee's employment if such termination is because of death or Disability (as defined in the Vice President Change of Control Agreement or successor agreement).

         (e) Expiration. Notwithstanding the above, the Option may not be exercised after it has expired.

8.       ACCELERATION OF VESTING.

         (a) Death or Disability. In the event of the death or Disability of the Optionee, any portion of the Option that was not previously exercisable will become immediately exercisable in full if the Optionee will have been continuously employed by the Company or a parent or subsidiary thereof between the date the Option was granted and the date of such death or Disability.

         (b) Event. The Option may, at the discretion of the Optionee, be exercised in full (notwithstanding the exercise schedule) if an Event (as hereinafter defined) has occurred. For purposes of this Agreement, "EVENT" means any of the following:

                  (1) The acquisition by any individual, entity or group (within the meaning of Exchange Act Sections 13(d)(3) or 14(d)(2)) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 30% or more of either (i) the then-outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY COMMON STOCK") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions will not constitute an
                           Event:

                           (A) any acquisition of common stock or voting securities of the Company directly from the Company or by the Company or any of its wholly owned subsidiaries,

                           (B) any acquisition of common stock or voting securities of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or

                           (C) any acquisition by any corporation with respect to which, immediately following such acquisition, more than 70% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such acquisition in substantially the same proportions as was their ownership, immediately before such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                  (2) Individuals who, as of the Effective Date, constitute the Board, and the Optionee (collectively, the "INCUMBENT BOARD"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a member of the Board after the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest;

                  (3) Approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 70% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately before such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (4) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or
                           (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 70% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately before such sale or other disposition in substantially the same proportion as was their ownership, immediately before such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

                  (5) Notwithstanding the above, an Event will not be deemed to occur if the acquisition of the 30% or greater interest referred to above is by a group, acting in concert, that includes the Optionee or if at least 30% of the then-outstanding common stock or combined voting power of the then-outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company will be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subparagraphs (3) or (4) by a group, acting in concert, that includes the Optionee.

         (c)      Fundamental Change.

                  (1) At least 30 days prior to a Fundamental Change (as hereinafter defined), the Committee (or the Board) may, but will not be obligated, to declare, and provide written notice to the Optionee of the declaration, that the Option will be canceled at the time of, or immediately prior to the occurrence of, the Fundamental Change (unless it is exercised prior to the Fundamental Change) in exchange for payment to the Optionee, within ten days after the Fundamental Change, of cash equal to the amount, for each Share covered by the canceled Option, by which the event proceeds per share (as defined below) exceeds the exercise price per Share covered by the Option. The Option may be exercised in full (notwithstanding the exercise schedule) at any time after such declaration and prior to the time of cancellation of the Option. The Option, to the extent it has not been exercised prior to the Fundamental Change, will be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration, and this Agreement will terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph.

                  (2) In the case of a Fundamental Change that consists of the merger or consolidation of the Company with or into any other corporation or statutory share exchange, the Committee (or the Board of Directors), in lieu of the declaration above, may make appropriate provision for the protection of this Option by the substitution, in lieu of the Option, of an option to purchase appropriate voting common stock or appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation.

                  (3) For purposes of this Agreement, "FUNDAMENTAL CHANGE" means the dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company. For purposes of the preceding paragraphs, the "EVENT PROCEEDS PER SHARE" is the cash plus the value (as determined by the Committee or the Board) of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

         (d) Discretionary Acceleration. Notwithstanding any other provisions of this Agreement to the contrary, the Committee (or the Board) may, in its sole discretion, declare at any time that the Option will be immediately exercisable.

9. LIMITATION ON TRANSFER. During the lifetime of the Optionee, only the Optionee or the Optionee's guardian or legal representative may exercise the Option. The Option may not be assigned or transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that the Optionee may transfer the Option to a member or members of the Optionee's immediate family (i.e., the Optionee's children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the Optionee does not receive any consideration for the transfer. The Option held by any such transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that the Option has become exercisable and has not terminated in accordance with the provisions of this Agreement. This Agreement is transferable upon the Optionee's death to the estate or to the person who acquires the right to succeed to this Agreement by bequest or inheritance.

10. NO STOCKHOLDER RIGHTS BEFORE EXERCISE. No person will have any of the rights of a stockholder of the Company with respect to any Share subject to the Option until the Share actually is issued to such person upon exercise of the Option.

11. DISCRETIONARY ADJUSTMENT. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, or extraordinary dividend or divestiture (including a spin-off), or any other change in the corporate structure or Shares of the Company, the Committee or the Board (or if the Company does not survive any such transaction, a comparable committee of the Board of Directors or the Board of Directors of the surviving corporation) shall, in its sole discretion without the consent of the Optionee, make such adjustment (or substitution) as it determines in its discretion to be appropriate as to the number and kind of securities issuable upon exercise of the Option and the exercise price hereof, in order to prevent dilution or enlargement of rights of the Optionee; provided that such adjustment is not less favorable to Optionee than adjustments made for other holders of stock options of the Company.

12.      TAX WITHHOLDING.

         (a) General Rule. If the Company or any of its affiliates are required to withhold federal, state or local income taxes, or social security or other taxes, upon the exercise of the Option, the person exercising the Option will, upon exercise and demand by the Company or such affiliate, promptly pay in cash such amount as is necessary to satisfy such requirement prior to receipt of such Shares; provided, that in lieu of all or any part of such cash payment, the Committee (or the Board) may (but will not be required to) allow the person exercising the Option to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the full federal, state and local income tax obligation of such person with respect to income arising from the exercise of the Option, through a reduction of the number of Shares delivered or through a subsequent return to the Company of Shares delivered, in each case valued in the same manner as used in computing the withholding taxes under applicable laws.

         (b) Committee (or Board) Approval; Revocation. The Committee or the Board may approve an election under this section to reduce the number of Shares delivered in advance, but the approval is subject to revocation by the Committee or the Board at any time. Once the person exercising the Option makes such an election, he or she may not revoke it.

         (c) Exception. Notwithstanding the foregoing, if the Optionee tenders previously owned Shares to the Company in payment of the purchase price of Shares in connection with an option exercise the Optionee may also tender previously owned Shares to the Company in satisfaction of any tax withholding obligations in connection with such option exercise. If the Company or an affiliate of the Company is required to withhold federal, state or local income taxes, or social security or other taxes, upon the exercise of the Option, the person exercising the Option will, upon exercise and demand by the Company or such affiliate, promptly pay in cash such amount as is necessary to satisfy such requirement.

13. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee (or the Board) with regard to any question arising hereunder will be binding and conclusive upon the Company and the Optionee, subject to Section 15 below.

14. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by the Optionee pursuant to this Agreement will not be deemed a part of the Optionee's regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and will not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an affiliate of the Company unless expressly so provided by such other plan, contract or arrangement.

15. DISCONTINUANCE OF EMPLOYMENT. This Agreement will not give the Optionee a right to continued employment with the Company or any parent or subsidiary of the Company, and the Company or any such parent or subsidiary employing the Optionee may terminate the Optionee's employment in accordance with the provisions of any applicable agreements or contracts with Optionee, if any and if in effect, or otherwise at any time and otherwise deal with the Optionee without regard to the effect it may have upon the Optionee under this Agreement.

16. OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company will at all times during the term of the Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

17. BINDING EFFECT. This Agreement will be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

18. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Minnesota and will be construed and interpreted thereunder (without regard to its conflict of law principles).

19. SEVERABILITY. The invalidity, unenforceability or illegality of any provision herein will not affect the validity, enforceability or legality of any other provision.

20. CONSTRUCTION. The Option will not be construed or interpreted with any presumption against the Company by reason of the Company drafting this Agreement.

         The Optionee and the Company have executed this Agreement as of the Effective Date.


                              VALUEVISION MEDIA, INC.


                              By:      /s/ Nathan Fagre
                                   --------------------------------------------
                              Name:    Nathan Fagre
                                   --------------------------------------------
                              Its:    Senior Vice President and General Counsel
                                   --------------------------------------------



                                    OPTIONEE

                                    /s/ Jim Gilbertson
                                    -------------------------------------------

                            __________________, 20__


VALUEVISION MEDIA, INC.
6740 Shady Oak Road
Eden Prairie, Minnesota  55344
Attention: Secretary

Ladies and Gentlemen:

         I hereby exercise the following option (the "OPTION") granted to me pursuant to the agreement (the "OPTION AGREEMENT") referenced below with respect to the number of shares of Common Stock of ValueVision Media, Inc. (the "COMPANY") indicated below:

         NAME:
                                       ----------------------------------------

         DATE OF GRANT OF OPTION:
                                       ----------------------------------------

         EXERCISE PRICE PER SHARE:
                                       ----------------------------------------

         NUMBER OF SHARES WITH
         RESPECT TO WHICH THE OPTION
         IS HEREBY EXERCISED:
                                       ----------------------------------------

         TOTAL EXERCISE PRICE:
                                       ----------------------------------------




         [ ] Enclosed with this letter is a check, bank draft or money order in the amount of the Total Exercise Price.

         [ ] I elect to pay the Total Exercise Price through cancellation of indebtedness owed to me by the Company or by a parent or subsidiary of the Company as provided in the Option Agreement.

         [ ] I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to _______________________ to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

         [ ] Enclosed with this letter is a certificate evidencing unencumbered Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Option Agreement) equal to or in excess of the Total Exercise Price.

         [ ] I elect to pay the Total Exercise Price through a reduction in the number of Shares delivered to me upon this exercise of the Option as provided in the Option Agreement.



                                                                  Attachment A-1

         If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances. I agree that I will pay any required withholding taxes in connection with this exercise as provided in the Option Agreement.







                                                                  Attachment A-2

         Please issue a certificate (the "CERTIFICATE") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

         NAME IN WHICH TO ISSUE CERTIFICATE:           _________________________

         ADDRESS TO WHICH CERTIFICATE SHOULD BE
         DELIVERED:                                    _________________________
                                                       _________________________
                                                       _________________________
                                                       _________________________
                                                       _____________


         PRINCIPAL MAILING ADDRESS FOR HOLDER OF
         THE CERTIFICATE (IF DIFFERENT FROM ABOVE):    _________________________
                                                       _________________________
                                                       _________________________
                                                       ____________________


                                                   Very truly yours,


                                                   -----------------------------
                                                   Signature


                                                   -----------------------------
                                                   Name, please print


                                                   -----------------------------
                                                   Social Security Number






                                                                  Attachment A-3

                            __________________, 20__

VALUEVISION MEDIA, INC.
6740 Shady Oak Road
Eden Prairie, Minnesota  55344
Attention: Secretary

Ladies and Gentlemen:

         NAME OF OPTIONEE:
                                     ------------------------------------------

         DATE OF GRANT OF OPTION:
                                     ------------------------------------------

         EXERCISE PRICE PER SHARE:
                                     ------------------------------------------

         NUMBER OF SHARES WITH
         RESPECT TO WHICH THE OPTION
         IS TO BE EXERCISED:
                                     ------------------------------------------

         TOTAL EXERCISE PRICE:
                                     ------------------------------------------

         The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of Common Stock of ValueVision Media, Inc. (the "COMPANY") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                                     Very truly yours,


                                                     ___________________________
                                                     Broker Name


                                                     By_________________________





                                                                    Attachment B